UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 12, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reference is made to Note 2 – Rate and Regulatory Matters to our financial statements under Part II, Item 8. Financial Statements and Outlook under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, each in the Annual Report on Form 10-K for the year ended December 31, 2010, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiary Union Electric Company, doing business as Ameren Missouri (“UE”), and the Current Reports on Form 8-K filed by Ameren and UE with the Securities and Exchange Commission on March 16, 2011 and on April 8, 2011, for a discussion of the pending judicial review and regulatory proceedings regarding the 2010 Missouri electric rate order and the 2009 Missouri electric rate order issued by the Missouri Public Service Commission (“MoPSC”).

On April 12, 2011, the Circuit Court of Cole County (“Circuit Court”) denied the motion filed on March 28, 2011 by the Missouri Industrial Energy Consumers (“MIEC”) and the Missouri Office of Public Counsel (“MoOPC”), which motion had requested that the Circuit Court apply its December 20, 2010 Order Granting Stay Pursuant to Section 386.520 (“Stay Order”) to all UE electric customers rather than to just the four UE industrial customers (“Four Industrial Customers”) that had requested a stay as to their increased billings. The Circuit Court’s order concluded that:

•

the Stay Order only granted the request of the Four Industrial Customers to pay into the Circuit Court’s registry the difference between their billings under the 2010 Missouri electric rate order and their billings under a Missouri electric rate order that became effective in 2007, the last UE rate order for which appeals have been exhausted, upon the posting of the bonds required by the Stay Order, which posting occurred on February 15, 2011; and

•

the language in the Stay Order underlying the March 28, 2011 motion by the MIEC and MoOPC was not part of the operative language of the Stay Order and therefore the Stay Order did not require UE to cease charging the rates approved by the 2010 Missouri electric rate order to all UE electric customers.

The Circuit Court’s order follows the MoPSC’s denial on March 16, 2011 of the MoOPC’s request to suspend UE’s currently effective electric rate schedules (approved by the 2010 Missouri electric rate order) and to replace them with UE’s previously effective electric rate schedules (approved by the 2009 Missouri electric rate order) for all customers, which also effectively denied the MIEC’s request to suspend UE’s currently effective electric rate schedules, including its fuel adjustment clause, and to replace them with UE’s electric rate schedules approved by the MoPSC in its 2007 electric rate order. On March 17, 2011, the MoOPC, MIEC, AARP and the Consumers Council of Missouri filed a petition with the Missouri Court of Appeals, Western District (the “Court of Appeals”), which sought an order of the Court of Appeals directing the MoPSC to suspend UE’s currently effective electric rate schedules. The Court of Appeals summarily denied the requested relief on March 18, 2011.

With respect to further judicial proceedings regarding the 2009 and 2010 Missouri electric rate orders, UE will continue to address the merits of those orders and any further filings that may be made relating to the Stay Order through the judicial and regulatory review processes.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr. Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY (Registrant)

/s/ Warner L. Baxter
Warner L. Baxter Chairman, President and Chief Executive Officer

Date: April 14, 2011